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[MDA LOGO]   [MCGRIFF, DOWDY & ASSOCIATES, P.C. LETTERHEAD]


                                                                  EXHIBIT 23.3


                  CONSENT OF MCGRIFF-DOWDY & ASSOCIATES,-P.C.



We consent to the use in this registration statement on Form S-4 of our report dated January 23, 1997, on our audit of the financial statements of ASB Bancshares, Inc. and Subsidiary and to the reference to our firm under the headings "Experts".






/s/ McGriff, Dowdy & Associates, P.C.

McGriff, Dowdy & Associates, P.C.
Albertville, Alabama

December 18, 1997